SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
               (Date of earliest event reported): December 5, 2003

                           ARIAD PHARMACEUTICALS, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


Delaware                                0-21696                   22-3106987
--------                                -------                   ----------
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
of Incorporation)                                            Identification No.)


                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (617) 494-0400

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ITEM 5.   OTHER EVENTS

          On December 5, 2003, the Registrant disseminated a Press Release announcing that AP23464, its lead product candidate to treat certain forms of leukemia, is highly effective in blocking the growth of leukemia cells in patients who have become resistant to Gleevec(TM) (imatinib), today's mainstay of leukemia treatment, as demonstrated in research conducted by a team headed by Brian Druker, M.D., at the Oregon Health & Sciences University Cancer Center.

          The information contained in the Press Release dated December 5, 2003, is incorporated herein by reference and attached as Exhibit 99.1 hereto.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


          (c)  Exhibits.

               99.1 The Registrant's Press Release dated December 5, 2003.



                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            ARIAD PHARMACEUTICALS, INC.



                                            By:    /s/ Edward M. Fitzgerald
                                                   -----------------------------
                                                   Edward M. Fitzgerald
                                                   Senior Vice President and
                                                     Chief Financial Officer


Date:    December 5, 2003

                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                          Sequential Page
Number    Description                                                 Number
-------   -----------                                            ---------------

99.1      The Registrant's Press Release dated December 5, 2003.       4

                                       3